UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 20, 1998
                                                  ------------------------


                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                     0-10956                  42-623455
-------------------------------    -----------            ----------------
(State or other jurisdiction of    (Commission            (I.R.S. Employer
       incorporation)              File Number)           Identification No.)


717 Mulberry Street, Des Moines, Iowa                            50309
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(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.     Other Events
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            On November 20, 1998, EMC Insurance Group Inc. issued the
following press release announcing a repurchase plan for up to $3,000,000 of its common stock and declaring a regular quarterly dividend of fifteen cents ($.15) per share of common stock.


     DES MOINES, Iowa (November 20, 1998)- The Board of Directors of EMC Insurance Group Inc. (Nasdaq/NM:EMCI) today announced a repurchase plan for up to $3,000,000 of its common stock and declared a regular quarterly dividend of fifteen cents ($0.15) per share of common stock.

     The repurchase plan authorizes EMC Insurance Group Inc. to make repurchases in the open market or through privately negotiated transactions. The timing and terms of the purchases will be determined by management based on market conditions and will be conducted in accordance with the applicable rules of the Securities and Exchange Commission. The plan may be terminated at any time at the Company's discretion. This announcement is not a request or offer for tender of shares to the Company.

     The quarterly dividend is payable December 18, 1998 to shareholders of record as of December 4, 1998. This is the sixty-eighth consecutive quarterly dividend paid since EMC Insurance Group Inc. became a publicly held company in February 1982. EMC Insurance Group Inc. does not intend to make shares available to the Plan Administrator for use in the Dividend Reinvestment and Common Stock Purchase Plan for this dividend payment. As a result, the Plan Administrator will be required to purchase shares on the open market.

     EMC Insurance Group Inc. is a publicly held insurance holding company headquartered in Des Moines, Iowa. It owns subsidiaries in property and casualty insurance, reinsurance and an excess and surplus lines insurance agency.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding EMC Insurance Group's business which are not historical facts are "forward looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Cautionary statement Regarding Forward Looking Statements" in the Company's Annual Report or Form 10-K for the year ended December 31, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EMC INSURANCE GROUP INC.
                                    Registrant




                                    /s/  Bruce G. Kelley
                                    ---------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer




                                    /s/ Mark Reese
                                    ----------------------------
                                    Mark Reese
                                    Vice President and
                                    Chief Financial Officer


Date:  November 20, 1998